                                                                    EXHIBIT 99.1


                          HEALTHCARE REALTY
                                TRUST

                       SUPPLEMENTAL DATA REPORT


                THREE MONTHS ENDED SEPTEMBER 30, 2000

Dollars in thousands, except per share data, unless otherwise disclosed

                    Updated as of November 16, 2000




1)    RECONCILIATION OF FUNDS FROM OPERATIONS (1)

                                                                                (Unaudited)                     (Unaudited)
                                                                           FOR THE THREE MONTHS            FOR THE NINE MONTHS
                                                                              ENDED SEPT 30,                   ENDED SEPT 30,
                                                                      -----------------------------    ----------------------------
                                                                           2000            1999            2000            1999
                                                                      -----------------------------    ----------------------------

NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF REAL ESTATE PROPERTIES   $    20,196      $    20,262     $    62,147     $    59,413

        ELIMINATION OF THE RECOGNITION OF RENTAL REVENUES
                ON A STRAIGHT LINE BASIS (2)                               (1,890)          (1,394)         (6,358)         (4,453)

        PREFERRED STOCK DIVIDEND                                           (1,664)          (1,664)         (4,992)         (4,990)

        REAL ESTATE DEPRECIATION                                            9,654            9,326          28,558          28,652

                                                                      -----------------------------    ----------------------------
        TOTAL ADJUSTMENTS                                                   6,100            6,268          17,208          19,209
                                                                      -----------------------------    ----------------------------

FUNDS FROM OPERATIONS - BASIC                                         $    26,296      $    26,530     $    79,355     $    78,622
                                                                      =============================    ============================

        CONVERTIBLE SUBORDINATED DEBENTURE INTEREST                           125               80             204             213
                                                                      =============================    ============================

FUNDS FROM OPERATIONS - DILUTED                                       $    26,421      $    26,610     $    79,559     $    78,835
                                                                      =============================    ============================

FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC                        $      0.67      $      0.68     $      2.01     $      2.00
                                                                      =============================    ============================

FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED                      $      0.66      $      0.67     $      1.97     $      1.97
                                                                      =============================    ============================

COMMON SHARES OUTSTANDING - BASIC                                      39,537,234       39,304,676      39,500,423      39,287,404
                                                                      =============================    ============================

COMMON SHARES OUTSTANDING - DILUTED                                    40,290,439       39,969,686      40,284,615      39,948,987
                                                                      =============================    ============================


(1) Funds From Operations ("FFO") does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

         Management believes the Company's FFO is not directly comparable to other healthcare REIT's, which own a portfolio of triple net leased properties or mortgages, as the Company develops projects through a development and lease-up phase before they reach their targeted cash flow returns. Furthermore, the Company eliminates, in consolidation, fee income for developing, leasing and managing owned properties and expenses or capitalizes, whichever the case may be, related internal costs.

(2) The Company calculates its FFO using a modified version of National Association of Real Estate Investment Trust's ("NAREIT") October 1999 definition of funds from operations. The Company eliminates straight-line rental revenue in computing FFO although NAREIT's definition of funds from operations requires the inclusion of straight-line rental revenue. If the Company had followed the NAREIT definition of funds from operations, as other healthcare REITs do, FFO on a diluted basis would have been $.70 and $2.13 per common share for the three months and nine months ended Sept 30, 2000, respectively.


-------------------------------------------------------------------------------
Quarterly Supplemental Data Report is also available on the Company's website--
                            www.healthcarerealty.com
                       Bethany A. Anderson (615) 269-8175
                      Email: BAnderson@healthcarerealty.com
-------------------------------------------------------------------------------


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2000                               PAGE 1 OF 13

2)    CONDENSED CONSOLIDATED BALANCE SHEETS




ASSETS                                                                            (UNAUDITED)            (1)
                                                                                 SEPT 30, 2000     DEC. 31, 1999
                                                                                 -------------     -------------
Real estate properties:
        Land                                                                      $   152,880       $   150,591
        Buildings and improvements                                                  1,292,640         1,223,387
        Personal property                                                               5,752             5,165
        Construction in progress                                                       19,810            20,003
                                                                                  -----------       -----------
                                                                                    1,471,082         1,399,146
        Less accumulated depreciation                                                (111,419)          (83,996)
                                                                                  -----------       -----------
                Total real estate properties, net                                   1,359,663         1,315,150

Cash and cash equivalents                                                               5,334             3,396

Restricted cash                                                                           574               990

Mortgage notes receivable                                                             173,747           250,346

Other assets, net                                                                      37,677            38,082
                                                                                  -----------       -----------

Total assets                                                                      $ 1,576,995       $ 1,607,964
                                                                                  ===========       ===========




LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
        Notes and bonds payable                                                   $   537,006       $   563,884

        Accounts payable and accrued liabilities                                       20,599            17,658

        Other liabilities                                                               9,696             8,519
                                                                                  -----------       -----------

Total liabilities                                                                     567,301           590,061
                                                                                  -----------       -----------

        Commitments and contingencies                                                      --                --

Stockholders' equity:
        Preferred stock, $.01 par value; 50,000,000 shares authorized;
                issued and outstanding, 2000 and 1999 -- 3,000,000                         30                30
        Common stock, $.01 par value; 150,000,000 shares authorized;
                issued and outstanding, 2000 -- 40,150,931; 1999 -- 40,004,579            402               400

        Additional paid-in capital                                                  1,056,739         1,054,405

        Deferred compensation                                                         (10,087)           (9,509)

        Cumulative net income                                                         277,204           215,373

        Cumulative dividends                                                         (314,594)         (242,796)
                                                                                  -----------       -----------

Total stockholders' equity                                                          1,009,694         1,017,903
                                                                                  -----------       -----------

Total liabilities and stockholders' equity                                        $ 1,576,995       $ 1,607,964
                                                                                  ===========       ===========


(1) The balance sheet at December 31, 1999 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2000                               PAGE 2 OF 13

3)    CONDENSED CONSOLIDATED STATEMENTS OF INCOME




                                                                        (UNAUDITED)                         (UNAUDITED)
                                                                   FOR THE THREE MONTHS                 FOR THE NINE MONTHS
                                                                        ENDED SEPT 30,                     ENDED SEPT 30,
                                                               ------------------------------      ----------------------------
                                                                    2000             1999              2000            1999
                                                               ------------------------------      ----------------------------

REVENUES
     Master lease rental income                                $    24,108       $    22,866       $    72,216     $    69,360
     Property operating income                                      15,936            14,623            46,740          41,980
     Straight line rent                                              1,890             1,394             6,358           4,453
     Mortgage interest income                                        5,635             6,717            18,127          19,229
     Management fees                                                   659               687             2,129           2,010
     Interest and other income                                       1,360               231             2,127             794
                                                               ------------------------------      ----------------------------
                                                                    49,588            46,518           147,697         137,826
                                                               ------------------------------      ----------------------------

EXPENSES
     General and administrative                                      2,559             1,695             6,558           5,492
     Property operating expenses                                     5,982             5,254            17,205          15,135
     Interest                                                       10,925             9,724            32,434          28,366
     Depreciation                                                    9,810             9,466            29,004          29,063
     Amortization                                                      116               117               349             357
                                                               ------------------------------      ----------------------------
                                                                    29,392            26,256            85,550          78,413
                                                               ------------------------------      ----------------------------

NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF REAL ESTATE
     PROPERTIES                                                     20,196            20,262            62,147          59,413

     Net gain (loss) on sale of real estate properties                  (5)              (32)             (316)          2,150
                                                               ------------------------------      ----------------------------

NET INCOME                                                     $    20,191       $    20,230       $    61,831     $    61,563
                                                               ==============================      ============================

NET INCOME PER COMMON SHARE - BASIC                            $      0.47       $      0.47       $      1.44     $      1.44
                                                               ==============================      ============================

NET INCOME PER COMMON SHARE - DILUTED                          $      0.46       $      0.47       $      1.42     $      1.42
                                                               ==============================      ============================

COMMON SHARES OUTSTANDING - BASIC                               39,537,234        39,304,676        39,500,423      39,287,404
                                                               ==============================      ============================

COMMON SHARES OUTSTANDING - DILUTED                             40,290,439        39,969,686        40,284,615      39,948,987
                                                               ==============================      ============================



NOTE> The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2000                               PAGE 3 OF 13

4) INVESTMENT PROGRESSION


   A)   CONSTRUCTION IN PROGRESS

                                                                               FOR THE THREE                          FOR THE NINE
                                                            NUMBER OF           MONTHS ENDED       NUMBER OF          MONTHS ENDED
                                                           PROPERTIES             09/30/00         PROPERTIES           09/30/00
                                                         ----------------------------------       -------------------------------

            Balance at beginning of period                      6                  $18,029              6                $20,003

            Fundings on projects in existence at
              the beginning of the period                       -                    5,860              -                 13,099

            New Projects started during the period              1                       10              2                     25

            Completions                                        (1)                  (4,089)            (2)               (13,317)

                                                         ----------------------------------       -------------------------------
            Balance at end of period                            6                  $19,810              6                $19,810
                                                         ==================================       ===============================


   B)   REAL ESTATE PROPERTIES

                                                                             FOR THE THREE                           FOR THE NINE
                                                          NUMBER OF           MONTHS ENDED         NUMBER OF         MONTHS ENDED
                                                          PROPERTIES             09/30/00          PROPERTIES           09/30/00
                                                         ----------------------------------       -------------------------------

            Balance at beginning of period                    204               $1,421,824            196             $1,379,143

            Acquisitions                                        0                        0              0                      0

            Additions/Improvements                              -                    1,793              -                  9,012

            Completions (CIP)                                   1                    4,089              2                 13,317

            Sales                                              (1)                  (4,652)            (4)               (10,282)

            Other (1)                                           4                   28,218             14                 60,082

                                                         ----------------------------------       -------------------------------
            Balance at end of period                          208               $1,451,272            208             $1,451,272
                                                         ==================================       ===============================


   C)   MORTGAGE NOTES RECEIVABLE

                                                                               FOR THE THREE                          FOR THE NINE
                                                            NUMBER OF           MONTHS ENDED       NUMBER OF          MONTHS ENDED
                                                           PROPERTIES             09/30/00         PROPERTIES           09/30/00
                                                         ----------------------------------       -------------------------------

            Balance at beginning of period                     74                 $215,585             82               $250,346

            Funding of Mortgage Commitments                     1                      229              3                  2,463

            Prepayments                                        (9)                 (13,622)            (9)               (13,622)

            Purchase Price Adjustment Amortization              -                     (203)             -                   (628)

            Scheduled Principal Payments                        0                     (411)             0                 (1,286)

            Other (1)                                         (11)                 (27,831)           (21)               (63,526)

                                                         ----------------------------------       -------------------------------
            Balance at end of period                           55                 $173,747             55               $173,747
                                                         ==================================       ===============================


(1) Other adjustments for the three months ended 9/30/00 consists of 4 mortgages which were converted to leases; and for the nine months ended 9/30/00, it consists of 14 mortgages which were converted to leases and net proceeds from a mortgage participation transaction.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2000                               PAGE 4 OF 13

5) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION


                                                                       OUTPATIENT FACILITIES
                                         --------------------------------------------------------------------------
                                             ANCILLARY                      COMP.        MEDICAL         OTHER
                                             HOSPITAL     PHYSICIAN      AMBULATORY       OFFICE       OUTPATIENT
                                            FACILITIES     CLINICS      CARE CENTERS    BUILDINGS    FACILITIES (1)
                                         --------------------------------------------------------------------------

PROPERTY OPERATING/OTHER AGREEMENTS
-----------------------------------
      1 Arizona                                  3,534                      11,035
      2 California                              50,715                      28,752
      3 Florida                                 34,587                      37,199         7,877
      4 Georgia                                 17,764
      5 Kansas                                  10,888
      6 Mississippi                                 10
      7 Missouri                                              5,337          9,851
      8 Nevada                                  43,394
      9 Pennsylvania                             4,851        4,325
     10 Tennessee                               14,573        8,257                       10,714
     11 Texas                                   23,954                          50           118
     12 Virginia                                40,109        3,809                       12,007
     13 Wyoming                                  6,583
                                         ------------------------------------------------------------------------
           TOTAL P.O.A.s/OTHER                 250,962       21,728         86,887        30,716               0
                                         ------------------------------------------------------------------------

MASTER LEASES
-------------
      1 Alabama                                 42,964        8,368                                       11,430
      2 Arkansas                                                                                           2,989
      3 Arizona                                  5,274
      4 California                              28,934        8,094                                        1,046
      5 Colorado
      6 Connecticut
      7 Florida                                 34,502       55,360         22,447         1,417           9,481
      8 Georgia                                               5,299                                        1,561
      9 Illinois                                             11,680                                        1,453
     10 Indiana
     11 Kansas
     12 Massachusetts                                        30,786
     13 Michigan
     14 Mississippi                                                                                        4,290
     15 Missouri                                                            16,015                         4,470
     16 North Carolina
     17 New Jersey
     18 Nevada                                   6,881                                                     3,801
     19 Ohio
     20 Oklahoma
     21 Pennsylvania
     22 South Carolina
     23 Tennessee                                3,139        2,555
     24 Texas                                   48,114       25,450         21,689         1,976           2,040
     25 Virginia                                40,761                                     1,941           2,119
     26 Wyoming
                                         ------------------------------------------------------------------------
         TOTAL MASTER LEASES                   210,569      147,592         60,151         5,334          44,680
                                         ------------------------------------------------------------------------
       CORPORATE PROPERTY
                                         ------------------------------------------------------------------------
    TOTAL EQUITY INVESTMENTS                 $ 461,531    $ 169,320      $ 147,038      $ 36,050        $ 44,680
                                         ========================================================================

MORTGAGES
---------
      1 Alabama
      2 Arizona
      3 California
      4 Florida                                               9,447
      5 Georgia
      6 Idaho
      7 Massachusetts
      8 Maryland
      9 Michigan
     10 Mississippi
     11 Montana
     12 North Carolina
     13 New Mexico
     14 Ohio
     15 Oregon
     16 Pennsylvania
     17 South Carolina
     18 Tennessee
     19 Texas                                                   201
     20 Virginia
     21 Washington
                                         ------------------------------------------------------------------------
        TOTAL MTG. INVESTMENTS              $      --     $   9,648      $      --      $     --        $     --
                                         ------------------------------------------------------------------------

                                         ------------------------------------------------------------------------
             TOTAL INVESTMENTS              $ 461,531     $ 178,968      $ 147,038      $ 36,050        $ 44,680
                                         ========================================================================

         PERCENT OF $ INVESTED                 28.060%       10.881%         8.939%        2.192%          2.716%
                                         ========================================================================

          NUMBER OF PROPERTIES                     60            34             14             9              13
                                         ========================================================================

(1) 3 facility types <2% each.

(2) 4 facility types <2% each.




                                                              INPATIENT FACILITIES
                                       -----------------------------------------------------------------
                                         ASSISTED            SKILLED        INPATIENT          OTHER
                                          LIVING             NURSING          REHAB          INPATIENT                        % OF
                                        FACILITIES          FACILITIES     FACILITIES       FACILITIES (2)        TOTAL        TOTAL
                                       ---------------------------------------------------------------------------------------------

PROPERTY OPERATING/OTHER AGREEMENTS
-----------------------------------
      1 Arizona                                                                                                   14,569       0.89%
      2 California                                                                                                79,467       4.83%
      3 Florida                                                                                                   79,663       4.84%
      4 Georgia                                                                                                   17,764       1.08%
      5 Kansas                                                                                                    10,888       0.66%
      6 Mississippi                                                                                                   10       0.00%
      7 Missouri                                                                                                  15,188       0.92%
      8 Nevada                                                                                                    43,394       2.64%
      9 Pennsylvania                                                                                               9,176       0.56%
     10 Tennessee                                                                                                 33,544       2.04%
     11 Texas                                                                                                     24,122       1.47%
     12 Virginia                                                                                                  55,925       3.40%
     13 Wyoming                                                                                                    6,583       0.40%
                                       ---------------------------------------------------------------------------------------------
           TOTAL P.O.A.s/OTHER                   0                   0              0                 0          390,293      23.73%
                                       ---------------------------------------------------------------------------------------------

MASTER LEASES
-------------
      1 Alabama                              4,275                             17,722                             84,759       5.15%
      2 Arkansas                                                                                                   2,989       0.18%
      3 Arizona                                                  2,874                                             8,148       0.50%
      4 California                           6,891              12,688                                            57,653       3.51%
      5 Colorado                                                26,408                                            26,408       1.61%
      6 Connecticut                         11,925                                                                11,925       0.72%
      7 Florida                             21,463              10,206         11,703                            166,579      10.13%
      8 Georgia                              9,860                                                                16,720       1.02%
      9 Illinois                             8,151                                                                21,284       1.29%
     10 Indiana                                                  3,640                                             3,640       0.22%
     11 Kansas                                                   7,593                                             7,593       0.46%
     12 Massachusetts                                                                                             30,786       1.87%
     13 Michigan                                                12,715                           13,558           26,273       1.60%
     14 Mississippi                          9,752                                                                14,042       0.85%
     15 Missouri                             6,114              10,897                                            37,496       2.28%
     16 North Carolina                       3,849               6,176                                            10,025       0.61%
     17 New Jersey                          18,634                                                                18,634       1.13%
     18 Nevada                                                                                                    10,682       0.65%
     19 Ohio                                 4,338                                                                 4,338       0.26%
     20 Oklahoma                                                12,951                                            12,951       0.79%
     21 Pennsylvania                        30,333              20,617        112,248             2,859          166,057      10.10%
     22 South Carolina                       3,005                                                                 3,005       0.18%
     23 Tennessee                            7,329               8,335                                            21,358       1.30%
     24 Texas                               70,977              19,466         12,916             5,891          208,519      12.68%
     25 Virginia                            16,735              36,410                                            97,966       5.96%
     26 Wyoming                              6,822                                                                 6,822       0.41%
                                       ---------------------------------------------------------------------------------------------
         TOTAL MASTER LEASES               240,453             190,976        154,589            22,308        1,076,652      65.46%
                                       ---------------------------------------------------------------------------------------------
       CORPORATE PROPERTY                                                                         4,137            4,137       0.25%
                                       ---------------------------------------------------------------------------------------------
    TOTAL EQUITY INVESTMENTS             $ 240,453           $ 190,976      $ 154,589          $ 26,445      $ 1,471,082      89.44%
                                       =============================================================================================
MORTGAGES
---------
      1 Alabama                              4,664               7,965                                            12,629       0.77%
      2 Arizona                             10,798                                               17,779           28,577       1.74%
      3 California                          21,593               6,095                            7,906           35,594       2.16%
      4 Florida                              5,714               6,913                                            22,074       1.34%
      5 Georgia                              1,133                                                                 1,133       0.07%
      6 Idaho                                4,932                                                                 4,932       0.30%
      7 Massachusetts                                            2,238                                             2,238       0.14%
      8 Maryland                                                15,117                                            15,117       0.92%
      9 Michigan                                                11,105                                            11,105       0.68%
     10 Mississippi                          1,340                                                                 1,340       0.08%
     11 Montana                              2,073                                                                 2,073       0.13%
     12 North Carolina                       2,487                                                                 2,487       0.15%
     13 New Mexico                             758                                                                   758       0.05%
     14 Ohio                                 1,604                 601                                             2,205       0.13%
     15 Oregon                               2,934                                                                 2,934       0.18%
     16 Pennsylvania                         1,007                                                                 1,007       0.06%
     17 South Carolina                                           3,080                                             3,080       0.19%
     18 Tennessee                            1,933              11,701                                            13,634       0.83%
     19 Texas                                1,863                                                2,453            4,517       0.27%
     20 Virginia                                                 4,527                                             4,527       0.28%
     21 Washington                           1,786                                                                 1,786       0.11%
                                       ---------------------------------------------------------------------------------------------
        TOTAL MTG. INVESTMENTS          $   66,619           $  69,342      $      --          $ 28,138      $   173,747      10.56%
                                       ---------------------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS          $  307,072           $ 260,318      $ 154,589          $ 54,583      $ 1,644,829     100.00%
                                       =============================================================================================

         PERCENT OF $ INVESTED              18.669%             15.826%         9.398%            3.318%         100.000%
                                       ==================================================================================

          NUMBER OF PROPERTIES                  72                  52              9                 6              269
                                       ==================================================================================

(1) 3 facility types <2% each.

(2) 4 facility types <2% each.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2000                              PAGE 5 OF 13

6)    INVESTMENT BY OPERATOR/SIGNIFICANT TENANT

                                                                 Number of        (1)          Number of
                                                                Real Estate   Real Estate       Mortgage        Mortgage
                                                                 Properties    Investment      Properties      Investment
                                                                -------------------------      --------------------------

      PUBLIC OR INVESTMENT GRADE OPERATORS/SIGNIFICANT TENANTS
      --------------------------------------------------------
            1 Healthsouth                                            30           296,895           0
            2 HCA - The Healthcare Company                           30           230,395           0
            3 Tenet                                                  13           103,415           1              7,906
            4 Balanced Care                                          14            63,203           0
            5 Integrated Health                                       3            36,327           0
            6 Baptist Memorial Hospital                               3             4,283           0
            7 Caremark Rx                                             6            32,561           0
            8 Emeritus                                                4            28,218           0
            9 Centennial                                              6            16,355           1              9,489
           10 Methodist                                               4            25,689           0
           11 Quorum                                                  4            24,158           0
           12 Ephrata Community Hospital                              2             9,176           0
           13 Ramsay                                                  2            19,450           0
           14 United Medical Center                                   1             6,583           0
           15 KS Management Services                                  1            16,938           0
        16-27 12 Operators With Less than 1% Each                    16           104,173           1              7,133
                                                                -------------------------      -------------------------
                                                                    139         1,017,819           3             24,528
                                                                -------------------------      -------------------------

      OTHER OPERATORS/SIGNIFICANT TENANTS
      -----------------------------------
           28 Life Care Centers                                      12            82,822           2              9,446
           29 Senior Lifestyles                                      10            75,746           0
           30 Summerville                                             5            50,258           0
           31 Lewis-Gale Clinic, LLC                                 10            44,730           0
           32 Kerlan Jobe Orthopedic                                  1            28,752           0
           33 Melbourne Internal Medicine                             4            27,935           0
           34 Multi-tenant                                            5            27,606           0
           35 Prestige Care                                           0                             7             23,267
           36 MedCath                                                 1             3,534           1             17,778
           37 Wellington                                              5            18,969           0
        38-67 30 Operators With Less than 1% Each                    22            88,774          42             98,728
                                                                -------------------------      -------------------------
                                                                     75           449,126          52            149,219
                                                                -------------------------      -------------------------

              Corporate Property                                                    4,137
                                                                -------------------------      -------------------------

                   TOTAL INVESTMENT AND COMMITMENTS                 214       $ 1,471,082          55          $ 173,747
                                                                =========================      =========================


                                                                  Total            (1)
                                                                Number of         Total
                                                                Properties      Investment    Commitments       Total       Percent
                                                                -------------------------------------------------------------------

      PUBLIC OR INVESTMENT GRADE OPERATORS/SIGNIFICANT TENANTS
      --------------------------------------------------------
            1 Healthsouth                                           30             296,895                      296,895      17.61%
            2 HCA - The Healthcare Company                          30             230,395         2,130        232,525      13.79%
            3 Tenet                                                 14             111,321                      111,321       6.60%
            4 Balanced Care                                         14              63,203                       63,203       3.75%
            5 Integrated Health                                      3              36,327                       36,327       2.16%
            6 Baptist Memorial Hospital                              3               4,283        28,584         32,867       1.95%
            7 Caremark Rx                                            6              32,561                       32,561       1.93%
            8 Emeritus                                               4              28,218                       28,218       1.67%
            9 Centennial                                             7              25,844                       25,844       1.53%
           10 Methodist                                              4              25,689                       25,689       1.52%
           11 Quorum                                                 4              24,158                       24,158       1.43%
           12 Ephrata Community Hospital                             2               9,176                        9,176       0.54%
           13 Ramsay                                                 2              19,450                       19,450       1.15%
           14 United Medical Center                                  1               6,583        10,531         17,114       1.02%
           15 KS Management Services                                 1              16,938                       16,938       1.01%
        16-27 12 Operators With Less than 1% Each                   17             111,306            --        111,306       6.60%
                                                                -------------------------------------------------------------------
                                                                   142           1,042,347        41,245      1,083,592      64.27%
                                                                -------------------------------------------------------------------

      OTHER OPERATORS/SIGNIFICANT TENANTS
      -----------------------------------
           28 Life Care Centers                                     14              92,268                       92,268       5.47%
           29 Senior Lifestyles                                     10              75,746                       75,746       4.49%
           30 Summerville                                            5              50,258                       50,258       2.98%
           31 Lewis-Gale Clinic, LLC                                10              44,730                       44,730       2.65%
           32 Kerlan Jobe Orthopedic                                 1              28,752                       28,752       1.71%
           33 Melbourne Internal Medicine                            4              27,935                       27,935       1.66%
           34 Multi-tenant                                           5              27,606                       27,606       1.64%
           35 Prestige Care                                          7              23,267                       23,267       1.38%
           36 MedCath                                                2              21,312                       21,312       1.26%
           37 Wellington                                             5              18,969                       18,969       1.13%
        38-67 30 Operators With Less than 1% Each                   64             187,502            --        187,502      11.12%
                                                                -------------------------------------------------------------------
                                                                   127             598,345            --        598,345      35.49%
                                                                -------------------------------------------------------------------

              Corporate Property                                                     4,137                        4,137       0.25%
                                                                -------------------------------------------------------------------

                   TOTAL INVESTMENT AND COMMITMENTS                269          $1,644,829      $ 41,245     $1,686,074     100.00%
                                                                ===================================================================

        (1)  Includes construction in progress.






7)       SQUARE FEET OWNED AND/OR MANAGED BY GEOGRAPHIC LOCATION

                                                       Owned                   Third Party
                                               ---------------------    ------------------------
                                                   NOT                   Property      Asset
                                                 Managed    Managed     Management   Management  Mortgages      Total       Percent
                                               ---------------------    ------------------------ ----------------------------------

            1 Florida                            830,748    691,202      1,920,148    1,586,129    198,990    5,227,217      27.90%
            2 Texas                              997,793    600,890      2,241,378                 174,044    4,014,105      21.42%
            3 Virginia                           613,905    592,771        898,899                  75,900    2,181,475      11.64%
            4 California                         317,821    384,312                                362,854    1,064,987       5.68%
            5 Tennessee                          161,366    412,410                                298,271      872,047       4.65%
            6 Pennsylvania                       758,703     57,657                                 45,809      862,169       4.60%
            7 Alabama                            549,373                                           138,551      687,924       3.67%
            8 Michigan                           235,227                                           129,408      364,635       1.95%
            9 Georgia                            106,215    202,019                                 40,000      348,234       1.86%
           10 Arizona                             74,507     75,621                                192,987      343,115       1.83%
           11 Missouri                           172,412    103,176                                             275,588       1.47%
           12 Nevada                              43,579    195,516                                             239,095       1.28%
           13 Massachusetts                      210,987                                            23,862      234,849       1.25%
           14 Colorado                           225,764                                                        225,764       1.20%
           15 Mississippi                         78,024     97,471                                 12,260      187,755       1.00%
           16 Illinois                           181,100                                                        181,100       0.97%
           17 Wyoming                             29,851    137,000                                             166,851       0.89%
           18 Ohio                                33,181                                           124,411      157,592       0.84%
           19 Oklahoma                           139,216                                                        139,216       0.74%
           20 Kansas                              57,035     71,086                                             128,121       0.68%
           21 Kentucky                                                     126,649                              126,649       0.68%
           22 North Carolina                      69,781                                            54,600      124,381       0.66%
           23 New Jersey                         110,844                                                        110,844       0.59%
           24 Maryland                                                                              96,780       96,780       0.52%
           25 Oregon                                                                                80,429       80,429       0.43%
           26 Connecticut                         59,387                                                         59,387       0.32%
           27 South Carolina                      21,120                                            23,000       44,120       0.24%
           28 New Mexico                                                                            42,639       42,639       0.23%
           29 Washington                                                                            39,239       39,239       0.21%
           30 Montana                                                                               38,955       38,955       0.21%
           31 Indiana                             29,500                                                         29,500       0.16%
           32 Idaho                                                                                 29,118       29,118       0.16%
           33 Arkansas                            11,963                                                         11,963       0.06%
                                               ---------------------    ------------------------ ---------------------------------
              TOTAL SQUARE FEET                6,119,402  3,621,131      5,187,074    1,586,129  2,222,107   18,735,843     100.00%
                                               =====================    ======================== =================================

              PERCENT OF TOTAL SQUARE FOOTAGE      32.66%     19.33%         27.69%        8.47%     11.86%      100.00%
                                               ====================     =======================  ======================

HEALTHCARE REALTY TRUST                                             PAGE 6 OF 13
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2000

8)       SQUARE FEET OWNED AND/OR MANAGED BY FACILITY TYPE

                                                   Owned                  Third Party
                                          -----------------------  ------------------------
                                             Not                    Property        Asset
                                           Managed      Managed    Management    Management   Mortgages       Total       Percent
                                          -----------------------  ---------------------------------------------------------------
      Ancillary Hospital Facility         1,090,456    2,356,243     294,419     1,586,129                  5,327,247       28.43%
      Medical Office Buildings               42,932      318,688   4,875,050                                5,236,670       27.95%
      Assisted Living Facilities          1,670,645                                           1,154,597     2,825,242       15.08%
      Skilled Nursing Facilities          1,286,351                                             842,217     2,128,568       11.36%
      Physician's Clinics                   880,899      203,252      17,605                    105,915     1,207,671        6.45%
      Comprehensive Ambulatory               87,102      705,997                                              793,099        4.23%
        Care Centers
      Inpatient Rehab Hospitals             643,383                                                           643,383        3.43%
      Other Outpatient Facilities           264,293       36,951                                              301,244        1.61%
      Other Inpatient Facilities            153,341                                             119,378       272,719        1.46%

                                          -----------------------  ---------------------------------------------------------------
      TOTAL SQUARE FEET                   6,119,402    3,621,131   5,187,074     1,586,129    2,222,107    18,735,843      100.00%
                                          =======================  ===============================================================

      PERCENT OF TOTAL SQUARE FOOTAGE         32.66%       19.33%      27.69%         8.47%       11.86%       100.00%
                                          =======================  ===================================================


9)       SQUARE FEET OWNED AND/OR MANAGED BY OPERATOR/SIGNIFICANT TENANT


                                                     Owned                  Third Party
                                              ----------------------    -----------------------
                                                  Not                    Property       Asset
                                                Managed     Managed     Management   Management    Mortgages      Total    Percent
                                              ----------------------    ----------------------------------------------------------
      PUBLIC OR INVESTMENT GRADE
      OPERATOR/SIGNIFICANT TENANT
      -----------------------------------
           1 HCA - The Healthcare Company        463,706   1,057,929    4,003,067    1,586,129                  7,110,831   37.95%
           2 Healthsouth                       1,181,798     239,041                                            1,420,839    7.58%
           3 Tenet Healthcare Corporation        226,101     361,495       49,300                    89,000       725,896    3.87%
           4 Balanced Care                       437,020                                                          437,020    2.33%
           5 Baptist Memorial Hospital                       277,243                                              277,243    1.48%
           6 Centennial Healthcare               151,172                                             80,000       231,172    1.23%
           7 Methodist                                       218,098                                              218,098    1.16%
           8 Emeritus                            210,552                                                          210,552    1.12%
           9 Caremark Rx                         190,601                                                          190,601    1.02%
       10-28 19 Operators with Square
                Feet Less Than 1%                994,112     521,673      126,649           --           --     1,642,434    8.77%
                                              ----------------------    ----------------------------------------------------------
              TOTAL                            3,855,062   2,675,479    4,179,016    1,586,129      169,000    12,464,686   66.53%
                                              ----------------------    ----------------------------------------------------------

      OTHER OPERATOR/SIGNIFICANT TENANT
      -----------------------------------
          29 Medicorp Health System                                       777,091                                 777,091    4.15%
          30 Life Care Centers of America        620,527                                            131,813       752,340    4.02%
          31 Senior Lifestyles                   553,573                                                          553,573    2.95%
          32 Lewis-Gale Clinic, LLC                          490,355                                              490,355    2.62%
          33 Prestige Care                                                                          300,244       300,244    1.60%
          34 Summerville                         292,231                                                          292,231    1.56%
          35 Hearthstone                                                                            278,777       278,777    1.49%
          36 Multi-tenant                                    240,019                                              240,019    1.28%
          37 Healthprime                                                                            200,558       200,558    1.07%
      38-71 34 Operators with Square Feet
               Less Than 1%                      798,009     215,278      230,967           --    1,141,715     2,385,969   12.73%
                                              ----------------------    ----------------------------------------------------------
              TOTAL                            2,264,340     945,652    1,008,058           --    2,053,107     6,271,157   33.47%
                                              ----------------------    ----------------------------------------------------------

              TOTAL SQUARE FEET                6,119,402   3,621,131    5,187,074    1,586,129    2,222,107    18,735,843  100.00%
                                              ======================    ==========================================================


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2000                               PAGE 7 OF 13

10)      LEASE/MORTGAGE MATURITY SCHEDULE

         A)       LEASES

                                                               Weighted
                                                               Average
                                   Estimated    Percent of    Remaining
                       Number of   Annualized   Annualized      Lease
                        Leases     Net Revenue  Net Revenue  Term (Years)
                       -------------------------------------------------
                 2000     3       $  1,294        0.82%          0.00
                 2001     2            722        0.45%          0.01
                 2002     0              -        0.00%          0.00
                 2003     4          4,556        2.87%          0.06
                 2004    13          8,511        5.36%          0.24
                 2005     4            635        0.40%          0.09
                 2006     8          5,953        3.75%          0.22
                 2007    14          8,108        5.11%          0.46
                 2008    23         15,063        9.49%          0.86
                 2009    34         22,913       14.44%          1.43
                 2010    14         10,549        6.65%          0.65
                 2011    28         23,909       15.07%          1.44
                 2012    16         10,449        6.58%          0.90
                 2013    17         11,781        7.42%          1.03
                 2014     3          2,299        1.45%          0.20
           After 2014    12          4,386        2.76%          0.84
          Multi-tenant   19         27,576       17.38%          1.10
                       ----------------------------------------------
                 TOTAL  214       $158,704      100.00%          9.53
                       ==============================================

         B)       MORTGAGES

                                                             Weighted
                                                             Average
                                   Estimated   Percent of    Remaining
                      Number of   Annualized   Annualized    Mortgage
                      Mortgages   Net Revenue  Net Revenue  Term (Years)
                      --------------------------------------------------
                 2000     0       $     --       0.00%          0.00
                 2001     3            811       4.28%          0.03
                 2002    10          3,071      16.22%          0.26
                 2003    11          1,933      10.21%          0.27
                 2004    10          2,649      13.99%          0.62
                 2005     4          1,657       8.75%          0.24
                 2006     2            841       4.44%          0.32
                 2007     5          1,442       7.61%          0.77
                 2008     4          1,921      10.14%          0.78
                 2009     4          2,401      12.68%          1.11
                 2010     1            946       4.99%          0.54
                 2011     0             --       0.00%          0.00
                 2012     0             --       0.00%          0.00
                 2013     1          1,267       6.69%          0.51
                 2014     0             --       0.00%          0.00
           After 2014     0             --       0.00%          0.00
                      ----------------------------------------------
                TOTAL    55       $ 18,939     100.00%          5.45
                      ==============================================

11)      COMMITMENTS AND CONSTRUCTION IN PROGRESS

                                                                 AS OF SEPTEMBER 30, 2000
                                --------------------------------------------------------------------------------------------------

                                          REAL ESTATE INVESTMENTS                      MORTGAGE INVESTMENTS
                                --------------------------------------------------------------------------------------------------

                                            Investment   Remaining     Total                     Investment   Remaining    Total
 Operator                       Properties    Balance    Commitment  Real Estate(1)  Properties    Balance   Commitment  Mortgages
 ----------------------------   --------------------------------------------------------------------------------------------------
 Baptist Memorial Hospital          3        $ 4,283     $ 28,584     $ 32,867            0         $   --       $  --     $ --
 Conemaugh Health Systems           1          2,859           --        2,859            0             --          --       --
 Expansion of existing property     1          6,085        2,130        8,215            0             --          --       --
 United Medical Center              1          6,583       10,531       17,114            0             --          --       --
 Future Commitments                 0             --           --            -            0             --          --       --
                                --------------------------------------------------------------------------------------------------
 TOTAL                              6        $19,810     $ 41,245     $ 61,055            0         $   --       $  --     $ --
                                ==================================================================================================

Percentage of construction in progress to total investment                1.20%
  portfolio at September 30, 2000:                                     ========

(1)      Projected Timing of Conversion to Revenue Producing Assets:


                               QTR 4, 2000    QTR 1, 2001   QTR 2, 2001  QTR 3, 2001  QTR 4, 2001  QTR 1, 2002  QTR 2, 2002  Total
                               ---------------------------------------------------------------------------------------------------
Real Estate Investments with
   related Commitments             $8,215        $--           $27,208       $--       $22,773        $--        $2,859    $61,055
                               ===================================================================================================

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2000                               PAGE 8 OF 13

12)      LONG-TERM DEBT INFORMATION - AS OF SEPTEMBER 30, 2000


         A)       BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:

                                                                                         BALANCE             EFFECTIVE RATE
                                                                                        ----------------------------------------
Fixed Rate Debt:
         Senior Notes due 2002                                                          $   36,000                7.41%
         Senior Notes due 2006                                                              70,000                9.49%
         6.55% Convertible Subordinated Debentures                                          74,330                7.50%
         10.5% Convertible Subordinated Debentures                                           3,444                7.50%
         Mortgage Notes Payable                                                             43,099     Range from 7.625% to 8.5%
         Other Note Payable                                                                  5,833                7.53%
                                                                                        ----------
                                                                                           232,706
                                                                                        ----------

Variable Rate Debt:
         $265 Million Senior Revolving Credit Facility                                     265,000          See (C) Below
         $200 Million Senior Term Loan Facility                                             39,300          See (D) Below
                                                                                        ----------
                                                                                           304,300
                                                                                        ----------

                                                                                        ----------
                                                                     TOTAL              $  537,006
                                                                                        ==========


         B)       FUTURE MATURITIES:

                                                            2000         2001       2002      2003      2004  2005 and After  Total
                                                         ---------------------------------------------------------------------------
Fixed Rate Debt:
         Senior Notes due 2002                                        $  18,000    $ 18,000  $    --   $    --   $     --   $ 36,000
         Senior Notes due 2006                                  --           --          --       --    20,300     49,700     70,000
         6.55% Convertible Subordinated Debentures            (171)        (236)     74,737       --        --         --     74,330
         10.5% Convertible Subordinated Debentures              26           38       3,380       --        --         --      3,444
         Mortgage Notes Payable                                108          684         742      804    15,894     24,867     43,099
         Other Note Payable                                               1,167       1,167    1,167     1,167      1,165      5,833
Variable Rate Debt:
         $265 Million Senior Revolving Credit Facility          --      265,000          --       --        --         --    265,000
         $200 Million Senior Term Loan Facility             39,300           --          --       --        --         --     39,300
                                                         ---------------------------------------------------------------------------
                                                         $  39,263    $ 284,653    $ 98,026  $ 1,971   $37,361   $ 75,732   $537,006
                                                         ===========================================================================


         C) DETAILS CONCERNING $265 MILLION SENIOR REVOLVING CREDIT FACILITY ($265 MILLION OUTSTANDING):

                  i)       Unused Borrowing Capacity: $0
                  ii)      Interest Rate: Lower of LIBOR plus 1.05% or Prime
                  iii)     Interest Rate on Unused Balance: 0.200%
                  iv)      Maturity: October 2001


         D) DETAILS CONCERNING $200 MILLION SENIOR TERM LOAN FACILITY ($39.3 MILLION OUTSTANDING):

         i)       Unused Borrowing Capacity: $0
         ii)      Interest Rate: Lower of LIBOR plus 2.50% or Prime
         iii)     Interest Rate on Unused Balance: 0.200%
         iv)      Maturity: November 30, 2000


         E)       CREDIT RATING:

                  Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2002 and 2006, and a "Ba2" rating to the Company's preferred stock and convertible subordinated debentures.

                  Duff & Phelps Credit Rating Co. has assigned a "BBB" credit rating to the Company's Senior Notes due 2002 and 2006, and a "BBB-" rating to the Company's preferred stock and convertible subordinated debentures.



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2000                               PAGE 9 OF 13

13)      DIVIDEND HISTORY


         A)       COMMON STOCK (DOLLARS NOT ROUNDED TO THOUSANDS)


                                                                                           INCREASE
                                                                                          FROM PRIOR
                  OPERATING PERIOD                   PAYMENT DATE            AMOUNT         QUARTER        ANNUALIZED
                  ---------------------------------------------------------------------------------------------------
                  First Quarter 1995                 May 15, 1995            0.455           0.005            1.82
                  Second Quarter 1995                Aug. 15, 1995           0.460           0.005            1.84
                  Third Quarter 1995                 Nov. 15, 1995           0.465           0.005            1.86
                  Fourth Quarter 1995                Feb. 15, 1996           0.470           0.005            1.88

                  First Quarter 1996                 May 15, 1996            0.475           0.005            1.90
                  Second Quarter 1996                Aug. 15, 1996           0.480           0.005            1.92
                  Third Quarter 1996                 Nov. 15, 1996           0.485           0.005            1.94
                  Fourth Quarter 1996                Feb. 17, 1997           0.490           0.005            1.96

                  First Quarter 1997                 May 15, 1997            0.495           0.005            1.98
                  Second Quarter 1997                Aug. 15, 1997           0.500           0.005            2.00
                  Third Quarter 1997                 Nov. 17, 1997           0.505           0.005            2.02
                  Fourth Quarter 1997                Feb. 16, 1998           0.510           0.005            2.04

                  First Quarter 1998                 May 18, 1998            0.515           0.005            2.06
                  Second Quarter 1998                Aug. 17, 1998           0.520           0.005            2.08
                  Third Quarter 1998                 Nov. 16, 1998           0.525           0.005            2.10
                  Fourth Quarter 1998                Feb. 15, 1999           0.530           0.005            2.12

                  First Quarter 1999                 May 17, 1999            0.535           0.005            2.14
                  Second Quarter 1999                Aug. 16, 1999           0.540           0.005            2.16
                  Third Quarter 1999                 Nov. 16, 1999           0.545           0.005            2.18
                  Fourth Quarter 1999                Feb. 16, 2000           0.550           0.005            2.20

                  First Quarter 2000                 May 17, 2000            0.555           0.005            2.22
                  Second Quarter 2000                Aug. 16, 2000           0.560           0.005            2.24
                  Third Quarter 2000                 Dec. 6, 2000            0.565           0.005            2.26

         B)       PREFERRED STOCK

                                                                                                    INCREASE
                                                                                                    FROM PRIOR
                  OPERATING PERIOD                                   PAYMENT DATE       AMOUNT       QUARTER   ANNUALIZED
                  -------------------------------------------------------------------------------------------------------
                  September 1, 1998 - November 15, 1998              Nov. 26, 1998      0.46224        0.0        2.22
                  November 16, 1998 - February 15, 1999              Feb. 26, 1999      0.55469        0.0        2.22

                  February 16, 1999 - May 15, 1999                   May 28, 1999       0.55469        0.0        2.22
                  May 16, 1999 - August 15, 1999                     Aug. 27, 1999      0.55469        0.0        2.22
                  August 16, 1999 - November 15, 1999                Nov. 26, 1999      0.55469        0.0        2.22
                  November 16, 1999 - February 15, 2000              Feb. 29, 2000      0.55469        0.0        2.22

                  February 16, 2000 - May 15, 2000                   May 31, 2000       0.55469        0.0        2.22
                  May 16, 2000 - August 15, 2000                     Aug. 31, 2000      0.55469        0.0        2.22
                  August 16, 2000 - November 15, 2000                Nov. 30, 2000      0.55469        0.0        2.22


                  Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock. 3,000,000 shares of 8 7/8% Series A Voting Cumulative Preferred Stock, par value $.01 per share, are issued and outstanding. Upon dissolution of the Company, the Preferred Stock is senior to common stock with respect to dividend rights and rights upon liquidation. Holders of Preferred Stock are entitled to receive cumulative preferential cash dividends at the rate of 8 7/8% per annum of the liquidation preference of $25.00 per share payable quarterly, in arrears, on the last business day in February, May, August, and November of each year.

                  Preferred Stock is not redeemable prior to September 30, 2002. On or after September 2002, the Company, at its option, may redeem Preferred Stock, in whole or in part, at any time or from time to time, at the redemption price. The holders of each share of Preferred Stock have one vote and vote together with the holders of common stock on all matters on which stockholders may vote.


         C) INFORMATION REGARDING TAXABLE STATUS OF 1999 CASH DISTRIBUTIONS (DOLLARS NOT ROUNDED TO THOUSANDS)

                                                                           CASH         TAXABLE
                                                                        DISTRIBUTION    ORDINARY       RETURN OF
                                                                         PER SHARE      DIVIDEND        CAPITAL
                                                                         ----------------------------------------
                  HR COMMON                                              $ 2.15000      $ 1.99973      $ 0.15027
                  CUSIP # 421946104

                  HR 8.875% SERIES A PREFERRED                           $ 2.21876      $ 2.21876      $      --
                  CUSIP # 421946203

                  Note> While the taxability of 2000 dividends cannot be determined until late January 2001, the Company is not aware of any activities that would cause a substantial change in the taxability of the total 2000 dividend. Therefore, the taxability of the total 2000 dividend should approximate the taxability of the dividends paid February 15, May 17, August 16, and November 16, 1999



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2000                              PAGE 10 OF 13

14)      COMMON SHARES INFORMATION

         The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

                                                                       FOR THE THREE MONTHS               FOR THE NINE MONTHS
                                                                          ENDED SEPT 30,                     ENDED SEPT 30,
                                                                  ----------------------------       -----------------------------
                                                                     2000              1999              2000              1999
                                                                  ----------------------------       -----------------------------
      TOTAL COMMON SHARES OUTSTANDING                             40,150,931        39,842,091        40,150,931        39,842,091
                                                                  ============================       =============================

      WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                  40,144,276        39,835,669        40,107,465        39,818,397
              Actual Restricted Stock Shares                        (607,042)         (530,993)         (607,042)         (530,993)
                                                                  ----------------------------       -----------------------------
      DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO       39,537,234        39,304,676        39,500,423        39,287,404

              Restricted Shares - Treasury                           517,809           482,134           564,485           476,759
              Dilution for Convertible Debentures                    179,076           181,136           181,136           181,136
              Dilution for Employee Stock Purchase Plan               56,320             1,740            38,571             3,688
                                                                  ----------------------------       -----------------------------
      DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO     40,290,439        39,969,686        40,284,615        39,948,987
                                                                  ============================       =============================

NOTE: AS OF SEPTEMBER 30, 2000, HR HAD APPROXIMATELY 1,758 SHAREHOLDERS OF
RECORD.

15)      BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS

                                                       Owned        Restricted (1)   Reserved (2)      Options        Total
                                                    ------------------------------------------------------------------------
      OFFICERS
      -------------------------------------

              David R. Emery                          144,800(3)        287,712        225,000            0          657,512
              Timothy G. Wallace                       32,938           149,800        110,000            0          292,738
              Roger O. West                             3,238           151,576        110,000            0          264,814

              Other Officers as a group                20,808            12,793              0            0           33,601

              Directors as a group                     50,663             3,150              0            0           53,813

                                                    ------------------------------------------------------------------------
              TOTAL                                   252,447           605,031        445,000            0        1,302,478
                                                    ========================================================================

(1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan and the HR Discretionary Bonus Program.

(2) These shares are specifically reserved for performance-based awards under the 1993 Employees Stock Incentive Plan. The issuance of "Reserved Stock" to eligible employees is contingent upon the achievement of specific performance criteria. When issued, these shares will be subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan.

(3) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.

16)      INSTITUTIONAL HOLDINGS AS OF JUNE 30, 2000

         A)      Institutional Shares Held:                                      15,973,203       (Source: Form 13F Filings)
                                                                               ============

         B)      Number of Institutions:                                                130
                                                                               ============

         C)      Percentage of Common Shares Outstanding:                             39.80%
                                                                               ============

17)      BOOK VALUE PER COMMON SHARE

         Total Stockholders' Equity                                             $ 1,009,694
         Less: Preferred Stock Liquidation/Redemption Value                          75,000
                                                                               ------------
         Total Common Stockholders' Equity                                      $   934,694

         Total Common Shares Outstanding                                         40,150,931
                                                                               ============

         Book Value Per Common Share                                            $     23.28
                                                                               ============

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2000                              PAGE 11 OF 13

18)      OTHER CORPORATE INFORMATION

         A)       CORPORATE HEADQUARTERS:

                      HEALTHCARE REALTY TRUST INCORPORATED
                      HEALTHCARE REALTY SERVICES INCORPORATED
                      3310 West End Avenue, Suite 700
                      Nashville, TN  37203
                      Phone:  615-269-8175
                      Fax:  615-269-8461
                      E-mail:  hrinfo@healthcarerealty.com


                  OTHER OFFICES:

                      Houston (Texas) Regional Office
                      Georgia Regional Office
                      Mid-Atlantic Regional Office
                      East Florida Regional Office
                      West Florida Regional Office
                      Southern California Regional Office
                      Mid-America Regional Office


         B)       STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:

                              Security Description                           Stock Exchange             Symbol         CUSIP Number
                      -------------------------------------------------------------------------------------------------------------
                      Common Stock                                      New York Stock Exchange          HR             421946104
                      8.875% Series A Preferred Stock                   New York Stock Exchange          HR.A           421946203
                      6.55% Convertible Subordinated Debentures         New York Stock Exchange          HRM02          421946AA2
                      10.5% Convertible Subordinated Debentures         New York Stock Exchange          HRA02          421946AB0


         C)       WEB SITE:

                  www.healthcarerealty.com

         D)       CORPORATE OFFICERS:

                      HEALTHCARE REALTY TRUST INCORPORATED
                      David R. Emery, Chairman of the Board and Chief
                           Executive Officer
                      Timothy G. Wallace, Executive Vice President and
                           Chief Financial Officer
                      Roger O. West, Executive Vice President and
                           General Counsel
                      Fredrick M. Langreck, Senior Vice President/Treasurer Scott W. Holmes, Senior Vice President/Financial
                           Reporting
                      Michael W. Crisler, Senior Vice President/Technology Leigh Ann Stach, Vice President/Controller
                      J. D. Carter Steele, Vice President/Real Estate
                           Investments
                      Keith A. Harville, Vice President/Real Estate Investments Eric W. Fischer, Vice President/Real Estate Investments Rita H. Todd, Corporate Secretary


                      HEALTHCARE REALTY SERVICES INCORPORATED
                      B. Bart Starr, Chairman of the Board
                      Roland H. Hart, President
                      James P. Tainter, Vice President/Management Services Thomas M. Carnell, Vice President/Design & Construction


         E)      BOARD OF DIRECTORS:

                 David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
                 Errol L. Biggs, Ph.D., Director - Center for Health Administration, University of Colorado (Healthcare
                   Academician)
                 Thompson S. Dent, Chairman and Chief Executive Officer, Phycor, Inc. (Physician Practice Management Executive)
                 C. Raymond Fernandez, M.D., Chief Executive Officer and Chief Medical Officer, Piedmont Clinic (Physician)
                 Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners (Healthcare Architect)
                 Marliese E. Mooney (Hospital Operations Consultant)
                 Edwin B. Morris III, Managing Director, Morris & Morse (Real Estate Finance Executive)
                 J. Knox Singleton, Chief Executive Officer, INOVA Health Systems (Healthcare Provider Executive)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2000                              PAGE 12 OF 13

         F)       PROFESSIONAL AFFILIATIONS:

                           INDEPENDENT PUBLIC AUDITORS
                           Ernst & Young LLP
                           NationsBank Plaza
                           414 Union  Street
                           Nashville, TN  37219-1779

                           TRANSFER AGENT
                           BankBoston
                           c/o EquiServe, LP
                           Investor Services
                           P.O. Box 8040
                           Boston, MA 02266-8040
                           Phone: 781-575-3400

         G)       DIVIDEND REINVESTMENT PLAN:

                  Through the Company's transfer agent, Boston EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $5 thousand of HR common stock may be purchased per quarter through the transfer agent without a service or sales charge to the shareholder.


         H)       ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

                  A.G. Edwards & Sons, Inc.                                                   Manuel K. Pyles  (314) 955-3588
                  Bank of America Securities LLC                                              (212) 847-5638
                  Credit Suisse First Boston Corporation                                      Larry Raiman (212) 538-2380
                  First Union Securities, Inc.                                                Philip J. Martin (312) 574-6280
                  J. J. B. Hilliard, W. L. Lyons, Inc.                                        John M. Roberts (502) 588-9143
                  Legg Mason Wood Walker Inc.                                                 Jerry L. Doctrow  (410) 454-5142
                  Prudential Securities, Inc.                                                 Jim Sullivan (212) 778-2515
                  SunTrust Equitable Securities                                               James G. Baker, III  (615) 780-9413
                  UBS Warburg                                                                 Howard Capek  (212) 821-6369

         I)       PROJECTED DATES FOR 2000 DIVIDEND AND EARNINGS PRESS RELEASES:

                                                          DIVIDEND                  EARNINGS
                                                      --------------             --------------
                  First Quarter 2000                  April 25, 2000             April 28, 2000
                  Second Quarter 2000                 July 25, 2000              July 28, 2000
                  Third Quarter 2000                  October 24, 2000           October 27, 2000
                  Fourth Quarter 2000                 January 23, 2001           January 26, 2001

NOTE> A conference call will be scheduled at 9:00 AM CST the morning of the earnings press release.

         J)       INVESTOR RELATIONS:

                  Healthcare Realty Trust Incorporated
                  3310 West End Avenue, Suite 700
                  Nashville, TN  37203
                  Attention:  Bethany A. Anderson
                  Phone:  615-269-8175
                  Fax:  615-269-8461
                  E-mail:  BAnderson@healthcarerealty.com


         Except for the historical information contained herein, this enclosed information may contain forward looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are fully disclosed in a 10-K filed with the SEC by Healthcare Realty Trust Incorporated for the year ended December 31, 1999. The 10-K is available via the Company's web site or by calling Investor Relations at (615) 269-8175. These forward looking statements represent the Company's judgment as of the date of the release of this information. The Company disclaims any intent to update this forward looking material.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2000
                                                                   PAGE 13 OF 13